                                                                    EXHIBIT 10.1

                           MORTGAGE INFORMATION SHEET



Copy:   1.  File ________                    File No.:  3604
        2.  Client ________                  Lawyer:  Thomas J. Windle
        3.  Records _________


                               CLIENT INFORMATION

NAME AND ADDRESS:

E.S.I. Holdings Limited,
240 Argyle Avenue,
Ottawa, Ontario.
K2P 1B9
Attention:  Mr. David Edwards
-----------------------------

ADDRESS OF MORTGAGED PROPERTY:

240 Argyle Avenue, Ottawa, Ontario


                              MORTGAGE INFORMATION

Payments on your SECOND mortgage are to be made as follows:

MORTGAGE COMPANY:  Michael Nurse
ADDRESS:  21 Belmont Avenue, Ottawa, Ontario, KIS 0T9
REFERENCE NO.:  not applicable
PRINCIPAL AMOUNT:  $85,000.00
INTEREST RATE:  12.0%
MONTHLY PAYMENT:  $850.00 as to interest only
TAX PORTION:  not applicable
FIRST PAYMENT DATE:  July 1, 1996
MATURITY DATE:  June 1, 1998

                                                           Transaction No.: 3073
                                     FORM 2

                              MORTGAGE BROKERS ACT
                              --------------------


                             STATEMENT OF MORTGAGE

THIS STATEMENT OF MORTGAGE MUST BE COMPLETED BY THE MORTGAGE BROKER IN ACCORDANCE WITH THE REGULATIONS UNDER THE MORTGAGE BROKERS ACT AND A COPY SIGNED BY THE MORTGAGE BROKER MUST BE GIVEN TO YOU AT LEAST 72 HOURS (EXCLUDING SUNDAYS AND HOLIDAYS) BEFORE YOU ARE ASKED TO SIGN THE MORTGAGE INSTRUMENT OR A COMMITMENT TO ENTER INTO THE MORTGAGE. YOU MAY REDUCE THE 72 HOUR PERIOD TO 24 HOURS, BUT ONLY IF YOU OBTAIN INDEPENDENT LEGAL ADVICE.

YOU ARE STRONGLY ADVISED TO OBTAIN INDEPENDENT LEGAL ADVICE CONCERNING THIS MORTGAGE LOAN BEFORE YOU SIGN THE MORTGAGE INSTRUMENT.

AN AMORTIZATION SCHEDULE FOR THE MORTGAGE MUST BE ATTACHED TO THIS STATEMENT OF MORTGAGE.

IF THE PRINCIPAL AMOUNT OF THE MORTGAGE IS $200,00 OR LESS, THE MORTGAGE BROKER CANNOT REQUIRE YOU TO MAKE, AND CANNOT ACCEPT, AN ADVANCE PAYMENT OR DEPOSIT FOR SERVICES TO BE RENDERED OR EXPENSES TO BE INCURRED BY THE MORTGAGE BROKER OR ANY OTHER PERSON.

1. Property to be mortgage (legal description, municipal address and description of buildings):

        Lot 14, Plan 30 South side of Argyle Ave.
    ----------------------------------------------------------------------------
          240 Argyle Street, Ottawa
    ----------------------------------------------------------------------------

2. Is the mortgage broker, or any party with other than an arm's length business relationship to the mortgage broker, acting as lender for this mortgage loan?

    No  [X]
    Yes [_] If "yes, describe nature of relationship, and name and address of lender:

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    A signed commitment to fund the mortgage described below was obtained on
    May     , 1996.
    --------
       date

3.  Principal amount of          regular          ,       2nd       mortgage to
                        --------------------------  ---------------
                          [regular or collateral]   [1st, 2nd, 3rd]
    be repaid by the borrower $85,000.00                  .
                              ----------------

4.  The principal amount of the mortgage will bear interest at     12% per
                                                               ------
    year or at the variable interest rate of _____________, and will be
                                             [description]
    repayable in         monthly         installments of $850.00,
                 -----------------------                 -------
                 [weekly, monthly, etc.]
            only        interest
    -------------------
    [plus or including]

4(a).  The broker may receive the sum of$      0      from the lender as a
                                         -------------
    finders fee.

5.  The Mortgage will be amortized over     0     years and interest is to be
                                        ---------
    compounded                 monthly                    .
               ------------------------------------------
                [monthly, semi-annually, annually, etc.]

6.  Fees and costs payable by the borrower:        Check if amount is to be
                                                   deducted from principal.

    i)  Mortgage Brokers fee or commission:  $1400.00  X
   ii)  Bonus:
  iii)  Other lenders fees:
   iv)  Lender's legal fees and estimated disbursements of not more than:
    v)  Inspection and appraisal fees:
   vi) Other costs of fees payable to persons other than broker or lender (itemize: e.g. registration fees, mortgage fees, insurance fees):

        (1)
        (2)
        (3)
        (4)

  vii)  Any other amount payable by borrower regarding this mortgage: (itemize):

        (1)  Disbursements:  copies, courier, faxes                  $75.00  X

                                                           TOTAL: $1,475.00  X
  NET ADVANCE OF FUNDS:      $ 83,525.00
                               ----------
  (i.e. amount to be paid to borrower or to be disbursed at borrower's direction after fees and other costs are deducted)

  TOTAL COST OF BORROWING:    13,79829%
                              --------

    (i.e. costs, including rate of interest shown on mortgage and all costs itemized in paragraph 6, expressed as a percentage accurate to within one eighty of 1 percent).

7.  The mortgage will become due and payable in      2             years
                                                ----------- -------------------
                                                 [Number]     [months, years]
    at which time the borrower, if all payments are made on the due date and any prepayment privilege is not used, will owe $85,000.00.
                                                ---------

8. The mortgage is not renewable on the same terms as described in Items 4 and 5 above and does not contain any privileges or penalties (including charges for NSF checks), except as follows:

                $100 NSF charge
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

9.  Other terms and conditions of the mortgage:

    ----------------------------------------------------------------------------
                3 month pre-payment penalty.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

10. This mortgage shall be arranged on or before the  31st  day of       May
                                                     ------        -------------
    , 1996.
      ------

11.                Kasuco Mortgages and Investment, Inc.,            1921
    ----------------------------------------------------------   ---------------
                    [Name of mortgage broker]                 [Registration no.]


    Is presently registered and in good standing as a mortgage broker under the Mortgage Brokers Act.
    --------------------

12. The mortgage broker has not requested or required the borrower to sign the mortgage instrument (whether completed or blank) or any commitment to enter into the mortgage, and will not do so until permitted to do so by the regulations made under the Mortgage Brokers Act.
                               --------------------

13. I have fully completed the above Statement of Mortgage in accordance with the Mortgage Brokers Act and regulations.

       May      , 1996
    --------------------        ------------------------------------------------
      Date                      Signature of Mortgage Broker, or of a person
                                authorized to sign on behalf of the mortgage broker


                                                  CYNTHIA KASEM
                                ------------------------------------------------
                                Print name of person signing

                                ACKNOWLEDGEMENT

I,    David Edward/Patricia Edwards, of       240 Argyle St., Ottawa,
   -------------------------------         -------------------------
       Print name                                       Address
the borrower under the proposed mortgage, have read and fully understand the above Statement of Mortgage furnished to me by:

Kasuco Mortgages & Investment Inc., 157 Gilmour Street, Ottawa, Ontario, K2P 0N8
--------------------------------------------------------------------------------
               Name and address of mortgage broker

I have not yet signed the mortgage instrument (whether completed or blank) or a commitment to enter into the mortgage.

I acknowledge receipt of a fully completed copy of this Statement of mortgage, signed by the mortgage broker.

-----------------           ----------------------------------------------------
  Date                      Signature of borrower

                            ----------------------------------------------------
                            David Edwards, personally and on behalf of E.S.I. Holdings Limited

      One copy of this form must be provided to the prospective borrower, and one copy must be retained by the mortgage broker.

                            Charge/Mortgage of Land
                            -----------------------

                     Form 2 - Land Registration Reform Act


(1) Registry  X     Land Titles

(2) Page 1 of 6 pages

(3) Property             Block      Property
    Identifier(s)                                     Additional See Schedule

(4) Principal Amount

    ----------------Eighty-Five Thousand----------- Dollars $85,000.00-------

(5) Description

    Lot 14, south side of Argyle Avenue, Plan 30, in the City of Ottawa, in the Regional Municipality of Ottawa-Carleton

    Registry Division of Ottawa-Carleton (No. 4)

(6) This  Documents Contains

    (a) Redescription New Easement, Plan/Sketch
    (b) Schedule for Description    Additional Parties    Other  X

(7) Interest/Estate Charged
    (Fee Simple)

(8) Standard Charge Terms - The parties agree to be bound by the provisions in Standard Charge Terms filed as number 911 and the Chargor(s) hereby acknowledge(s) receipt of a copy of these terms.

(9) Payment Provisions
***
    (a) Principal Amount $85,000.00
    (b) Interest Rate 12.0% per annum
    (c) Calculation period:  Monthly not in advance
    (d) Interest Adjustment Date:  1996/06/01
    (e) Payment Date and Period:  First day of each month
    (f) First Payment Date:  1996/07/01
    (g) Last Payment Date:  1998/06/01
    (h) Amount of Each Payment:  Eight Hundred and Fifty ($850.00)
    (i) Balance Due Date:  1998/06/01
    (j) Insurance:  Full insurable value

10.     Additional Provisions:  See schedule(s) attached hereto.
        Continued on Schedule X

11.     Chargor(s) The chargor hereby charges the land to the chargee

        The chargor(s) acknowledge(s) receipt of a true copy of this charge. Name(s): E.S.I. Holdings Limited

        Signature(s): Per: David Edwards, Its President (I have authority to bind the Corporation)
        Date of Signature  1996/05/00

12.                               (Guarantors)
       Name(s):                    Signatures:              Date of Siganture:
       Edwards, David                  X                    1996/05/00
       Edwards, Patricia               X                    1996/05/00

13.    Chargor(s) Address for Service: 240 Argyle Avenue, Ottawa,
       Ontario K2P 1B9

14     Chargee(s):  Nurse, Michael

15.    Chargee(s) Address for Service:  21 Belmont Avenue, Ottawa,
       Ontario  K1S 0T9

16.    Assessment Roll Number of Property:  Cty:  Mun:   Map:   Sub:  Par:
                                            06    14     042    201   24600

17.    Municipal Address of Property:  240 Argyle Avenue, Ottawa,
       Ontario K2P 1B9

18. Document Prepared by: Mr. Thomas J. Windle, Windle & Hoyt, 157 Gilmour Street, Ottawa, Ontario K2P 0N8 TJW:lc Box 350 ESI 3604

                             ADDITIONAL PROVISIONS
                             ---------------------

1. The Chargor covenants and agrees to give the Chargee, annually on the anniversary date of this charge, or any renewal thereof, a series of 12 post-dated cheques for the immediate next 12 installments payable under this charge.

2. The chargor covenants and agrees to provide to the chargee, on or before the 28th day of December in each and every year of this charge or any renewal thereof, a receipted realty tax bill evidencing payment in full of all realty taxes assessed against the charged property.

3.  The Chargor covenants and agrees as follows:

    (i) that all costs, charges and expenses which may be incurred in investigating title and registering this charge, or in taking, recovering and keeping possession of the land described or referred to in Box 5 of Page 1 hereof (hereinafter referred to as the "charged property") and all collection, management and legal fees (on a solicitor and client basis) generally incurred in any proceeding taken in connection with or to realize upon this security shall be payable by the Chargor with interest at the charge rate aforesaid, and shall form a charge upon the charged property in favour of the chargee;

    (ii) that if collection or other legal proceedings are taken in connection with or to realize upon this security, an administration fee of $500.00 shall be added to the charge debt on each occasion such proceedings are so taken and said fee or fees, shall form a charge upon the charged property in favour of the chargee;

    (iii) that if any of the cheques tendered by the chargee in satisfaction of any amount payable hereunder is dishonoured by the bank upon which same has been drawn, the sum of $100.00 per cheque dishonoured shall be added to the charge debt and shall form a charge upon the charged property in favour of the chargee.

4. If default is made by the chargor in the payment of an installment of principal and/or interest payable under any mortgage or other charge ranking in priority or subsequent to this charge or in observance of any of the covenants, terms or conditions of such mortgage or other charge, same shall be deemed a default under this charge and the principal and accrued interest hereby secured shall at the option of the chargee herein, become due and payable forthwith, and, all the powers of the chargee herein contained may, at the option of said Chargee, be forthwith exercised.

5.      (i)  The Chargor covenants, warrants and represents that the funds advanced pursuant to this charge are not being utilized for the purpose of financing any improvements whatsoever with regard to the charged property, nor for the purpose of repaying any financing of any improvement with regard to the charged property within the ninety (90) day period next preceding the registration of this charge.

       (ii) In the event that this representation, covenant and warranty is breached, or in default either before or after execution and registration of this charge, or either before or after any advance is made, the whole of the principal balance hereby secured together with all interest accrued thereon in addition to three (3) months' interest by way of bonus, shall immediately become due and payable at the option of the chargee.

      (iii) If the chargee is required to take any action whatsoever with respect to construction liens arising against the charged property, all legal fees and disbursements (on a solicitor and client basis) incurred as a result of the Chargee so acting shall be added to the charge debt and shall form a charge upon the charged property in favour of the chargee.

6. The Chargor covenants and agrees to maintain fire insurance coverage on the charged property naming the chargee as loss payee, for it's full insurable value and to pay the premiums therefore as and when same fall due and to forward the receipted invoice for such premiums to the chargee within 15 days of such premium falling due.

7. Upon repayment of this charge, funds will be required before 1:00 p.m. on the date of repayment, failing which, interest shall be accrued and be payable to the next banking day.

8. The Chargor agrees that upon discharge of the within charge, a discharge fee of $125.00 per charge, will be payable by the chargor in addition to all other sums otherwise payable and forming the discharge balance of the said charge; and interest at the Interest Rate shall continue to run and accrue until actual payment in full has been received by the chargee. The chargee shall have a reasonable time after payment of the sums due under this charge in full within which to prepare and execute a discharge of the charge.

9. Provided also that if the charged property is transferred or sold, the principal sum secured hereunder together with accrued interest and prepayment bonus, if any, shall (at the option of the chargee) immediately become due and payable in full. In the event that the chargor is an incorporated entity, the transfer of control of such incorporated entity shall be deemed to be a transfer for the purposes of this paragraph.

10. All amounts secured by this charge shall, at the option of the chargee, become immediately due and payable in each of the following events:

    (a) there is a breach of any of the chargor's covenants and other obligations contained herein;

    (b) the chargor or any guarantor become bankrupt or insolvent or is subjected to the provisions of The Bankruptcy Act or any other act for the benefit of creditor or goes into voluntary or compulsory liquidation or makes an assignment for the benefit of creditors or makes a proposal under The Bankruptcy Act or if any petition in bankruptcy is filed against either the chargor or any guarantor or if a creditor enters judgment against any of them by reason of it's financial inability to pay debt or debts, or if any of them otherwise acknowledges it's insolvency;

    (c) any representation or warranty made in connection with the chargor's application for this charge is or becomes untrue;

    (d) failure by the chargor to observe or perform any of the terms, conditions, provisions, covenants, stipulations, undertaking or obligations set forth in any loan agreement or commitment pursuant to which the principal secured by this charge or any part hereof was advanced; and

    (e) should any construction client or certificate of pending litigation or execution be registered against the charged property.

11. If any covenant or provision of this charge is illegal or unenforceable, it shall be considered separate and severable from the remaining covenants and provisions shall remain in force and be binding as though such first mentioned covenants or provisions had never been included.

12. By the execution of this charge, it is the intention of the chargor to charge the charged property including all appurtenances, buildings and fixtures, now or hereafter situated thereon, in favour of the chargee.

ADDITIONAL PAYMENT PROVISIONS
-----------------------------

CHARGE OF LAND
--------------

The Chargor hereby charges the land described in Box (5) of Form 2 as security for the payment to the chargee of the principal; amount as set out in Form 2 with the interest thereon at the rate set out on Form 2 payable as hereinafter provided.

VOID ON PAYMENT
---------------

This charge shall be void upon the observance and performance of all warranties, covenants, provisions, conditions, agreements and obligations set out in this charge and the payment to the chargee of the principal amount as set out in Form 2 with interest thereon calculated not in advance and at the range set out on Form 2 as well after as before maturity, default, and judgment, until paid as follows: Interest at the rate set out on Form 2 on the amounts from time to time advanced until the Interest Adjustment Date, shall become due and be paid on Interests Adjustment Date set out on Form 2 (provided that at the option of the Chargee interest so due and payable may be deducted from any or all of such advanced) and thereafter the amounts set out on Form 2 shall become due and be paid on the date set out on Form 2. When the chargor is not in default hereunder, the payments shall be applied firstly to interest calculated as set out on Form 2 on the principal amount outstanding from time to time and the balance, if any, will be applied on account of and in reduction of the said principal amount.

OPEN UPON PAYMENT OF THREE (3) MONTHS' INTEREST
-----------------------------------------------

This mortgage is open as at prepayment upon the payment of three (3) months' interest by way of bonus on the balance of the principal amount then outstanding.

DISCHARGE OF MORTGAGE
---------------------

The chargee shall have a reasonable time after payment of the charge monies in full within which to prepare and execute the discharge of the within mortgage, and interest as aforesaid shall continue to run and accrue until actual payment in full has been received by the chargee and all legal and administrative expenses for the preparation and execution of such discharge shall be borne by the chargor.

ADDITIONAL PROVISIONS - CONTINUATION OF BOX 10
----------------------------------------------

IN CONSIDERATION of the advance of the mortgage monies hereby secured, the Mortgagor both hereby assigns, transfers and set over unto the Mortgagee all rents reserved and payable under all leases current and future in respect of all or part of the premises herein described and all benefit and advantage to be derived therefrom, to hold and receive the said rents unto the Mortgagee, his successors and assigns.

Provided that nothing herein shall be deemed to have the effect of making the Mortgagee responsible for the collection of the said rents or any part thereof, or for the performance of any covenant, term or condition either by the Lessor or Lessee contained in the said leases and that the Mortgagee shall not by virtue of this indenture be deemed a Mortgagee in possession of the said premises.

And provided that the Mortgagee shall be liable to account for only such monies as may actually come into his hands by virtue of this indenture, less proper collection charges, and such monies when so received by him shall be applied on account of the monies due under this mortgage.

Provided also that this assignment of rents shall only be effective in the event that the Mortgagor is in default of repayments of the monies hereby secured, or is in breach of any of the conditions, covenants, terms or provisos herein contained.

And the Mortgagor covenants with the Mortgagee to execute in a form satisfactory to the Mortgagee, as additional security for this loan, specific assignments of all such current and future leases and to execute such further assurances as may be required of him in order to effectually assigning to the Mortgagee the said leases.

And the Mortgagor hereby authorizes the Mortgagee, by his employees or agents, at his option, after the occurrence of a default as aforesaid, to enter upon the mortgaged premises and to collect, in the name of the Mortgagor or in his own name as assignee, the rents accrued but unpaid and in arrears at the date of such default, as well as the rents thereafter accruing and becoming payable during the period of the continuance of the said or any other default; and to this end, the Mortgagor further agrees to facilitate in all reasonable ways the Mortgagee's collection of said rents, and will, upon request by the Mortgagee, execute a written notice to each tenant directing the tenant to pay rent to the Mortgagee.

And the Mortgagor covenants with the Mortgagee that it will not accept any prepayment of rents in advance from any of its tenants other than one month's rent on the 1st day of each and every month throughout the term of each Lease.

                ADDITIONAL PROVISIONS - CONTINUATION OF BOX 10:

AND THE GUARANTOR/GUARANTORS OF THE THIRD PART herein, in consideration of the Mortgagee making the mortgage loan hereunder to the Mortgagor and of the sum of (TWO ($2.00) DOLLARS) of the lawful money of Canada paid to him/them by the Mortgagee (the receipt whereof is hereby by him/them acknowledged) for himself/themselves, and each of his/their heirs, executors, administrators, successors and assigns, does/do hereby jointly and severally covenant with the Mortgagee to guarantee, as primary debtor/debtors and not as surety/sureties, that the Mortgagor will pay all monies payable hereunder when due and will duly observe, perform and keep all the covenants herein contained and does/do hereby jointly and severally covenant to indemnify and save harmless the Mortgagee from any loss, costs or damages arising from non-payment of the said monies or breach or non-performance of any of the said covenants, and does/do further jointly and severally agree that the Mortgagee may arrange with the Mortgagor, its successors and assigns, to alter the terms hereof in any manner whatsoever including the interest rate and/or allow the mortgage monies to be in arrears and/or may extend the time for payment of any mortgage monies and/or deal with the mortgage security however it may deem fit, and all without releasing the Guarantor/Guarantors, his/their heirs executors, administrators, successors and assigns from his/their obligations hereunder and without notice to him/them and the Mortgagee shall not be bound to exercise its remedies against the Mortgagor or any other person or against the mortgaged premises before requiring payment of monies or performance of covenants from the Guarantor/Guarantors.

                                      Initials of Guarantor(s)_________ ________